                            SCHEDULE 14 A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Florida Gaming Corporation
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of filing fee (Check the appropriate box):
     /X/  No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
         11.
     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------
     (5) Total fee paid.

         ---------------------------------------------------------------------
     / / Fee paid previously with preliminary materials:

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

         ---------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:

         ---------------------------------------------------------------------
     (3) Filing party:

         ---------------------------------------------------------------------
     (4) Date filed:

         ---------------------------------------------------------------------

                           FLORIDA GAMING CORPORATION

                                                              December 15, 1997



Dear Florida Gaming Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Florida Gaming Corporation which will be held on December 30, 1997, at Miami Jai-Alai, 3500 N.W. 37th Avenue, Miami, Florida, at noon local time. We hope you will be able to attend.

     The enclosed meeting notice and proxy statement contain details concerning the business to come before the Meeting. You will note that the Board of Directors of the Company recommends a vote:

     * "FOR" election of seven directors to serve until the 1998 Annual Meeting of Stockholders;

     * "FOR" the appointment of King & Company PSC as the Company's auditor for 1997.

     Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the Meeting even if you cannot attend. Included in these materials is the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996.

     As we look forward to developing the many exciting opportunities that lie ahead, I want to extend my thanks to our employees for their significant contributions. I also want to express my appreciation to you, our stockholders, for your continued confidence and support in our management team.




                                   W. B. Collett
                                   Chairman of the Board and
                                   Chief Executive Officer

                           FLORIDA GAMING CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Florida Gaming Corporation:

     The 1997 Annual Meeting (the "Meeting") of Stockholders of Florida Gaming Corporation (the "Company"), a Delaware corporation, will be held at Miami Jai-Alai, 3500 N.W. 37th Avenue, Miami, Florida, on December 30, 1997 at noon local time, for the following purposes:

          1. To elect seven directors to serve until the 1998 Annual Meeting of Stockholders;

          2.   To appoint King & Company PSC, as the Company's auditor for 1997;

          3    To transact such other business as may properly come before the
     Meeting, and any adjournments thereof.

     Stockholders of record at the close of business on November 6, 1997, are entitled to notice of and to vote at the Meeting, and any adjournments thereof.

     A list of stockholders of the Company as of the close of business on November 6, 1997, will be available for inspection during normal business hours from December 19 through December 30, 1997, at Miami Jai-Alai, 3500 N.W. 37th Avenue, Miami, Florida.

                                   By Order of the Board of Directors



December 15, 1997                  W. B. Collett, Jr.
                                   Executive Vice President and
                                   Secretary


     EACH STOCKHOLDER IS URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                            FLORIDA GAMING CORPORATION
                              3500 N.W. 37TH AVENUE
                              MIAMI, FLORIDA 33142
                                 (305) 633-6400


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is furnished to the holders of common stock (the "Common Stock") of Florida Gaming Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the 1997 Annual Meeting of Stockholders of the Company to be held at Miami Jai-Alai, 3500 N.W. 37th Avenue, Miami, Florida, on December 30, 1997, at noon local time, and at any adjournments thereof (the "Annual Meeting").

     All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later proxy, or by voting in person at the Annual Meeting.

     The mailing address of the principal executive offices of the Company is Florida Gaming Corporation, 3500 N.W. 37th Avenue, Miami, Florida 33142. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to stockholders is December 15, 1997.

     At the Annual Meeting, stockholders will be asked to vote on the election of nominees to the Board of Directors and the appointment of King & Company PSC as the Company's auditor for 1997.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors to serve until the 1998 Annual Meeting of Stockholders, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. Regarding the appointment of King & Company PSC as the Company's auditor for 1997, stockholders may vote in favor of, against or abstain from voting on the proposal. Stockholders should specify their choice on the enclosed form of proxy.

      If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed and dated proxy will be voted "FOR" the election of all nominees and "FOR" the approval of King & Company PSC as the Company's auditor for 1997.

     The election of directors will require the affirmative vote by the holders of a plurality of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting, and all other actions will require the affirmative vote by the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting.

     Only holders of record of shares of Common Stock of the Company at the close of business on November 6, 1997, (the "Record Date") are entitled to vote at the Annual Meeting or adjournments thereof. Each holder of record on the Record Date is entitled to one vote on all matters considered for each share of Common Stock of the Company so held. On the Record Date, there were 5,586,940 shares of Common Stock of the Company issued and outstanding. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or
absence of a quorum for the transaction of business.   Abstentions are counted
in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Board of Directors of the Company, pursuant to the By-Laws of the Company, has set the number of directors of the Company at seven. All directors elected at the Annual Meeting will hold office until the next annual meeting of stockholders following their election and until their successors are elected and qualified.

     The Board of Directors has nominated W. Bennett Collett, Gary E. Bowman, W. Bennett Collett, Jr., George W. Galloway, Jr., Timothy L. Hensley, Roland M. Howell, and Robert L. Hurd for election at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the Company's executive officers and directors as of the Record Date:

                                                             Director or Exe-
                                                             cutive Officer
Name                Age       Position With The Company          Since
----                ---       -------------------------      ----------------
W. Bennett Collett  65        Chief Executive Officer            1993
                              and Chairman

Robert L. Hurd      57        President and Director             1993

W. Bennett Collett, 42        Executive Vice President,          1993
  Jr.                         Secretary and Director

Timothy L. Hensley  41        Executive Vice President,          1993
                              Treasurer, Chief
                              Financial Officer and Director

Gary E. Bowman      45        Director                           1994

George W.
Galloway, Jr.       63        Director                           1994

Roland M. Howell    81        Director                           1995

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

     The following information is furnished as of the Record Date. Each of the nominees for election to the Board of Directors is currently serving as a director of the Company.

     W. BENNETT COLLETT has served as Chairman of the Board, Chief Executive Officer and a director of Freedom since its formation in 1985. In addition to its interest in the Company, Freedom's interests include Interstate Capital Corporation, a wholly owned subsidiary developing a residential real estate development in Loganville, Georgia. Mr. Collett serves as chief executive officer of each of Freedom's subsidiaries.

Freedom was a bank holding company until January 1988, at which point it sold its banking subsidiaries. Mr. Collett has served as President and as a director of Freedom Holding, Inc. ("Holding") since its formation in December 1992. Holding's sole business currently is to hold shares of Freedom. Mr. Collett has served as Chairman and Chief Executive Officer of FHC Corporation ("FHC") since its formation in July 1997. FHC's sole business currently is to hold shares of Holding. Mr. Collett has been involved in the management of banking and financial service companies for over 25 years, having been a principal of ten commercial banks. For 14 years, Mr. Collett was a principal shareholder and chief executive officer of various banks and finance companies in Alabama, Arkansas, Georgia, and Missouri ranging in asset size from $1,000,000 to $250,000,000.

     ROBERT L. HURD has served as President and a director of Freedom since July 1991. Mr. Hurd has served as President and as a director of FHC since its formation in July 1997. Since February 13, 1995 Mr. Hurd has served as President and Chairman of General Health Care Corporation, a New Jersey based company in the health care apparel business. Since March 1992, he has served as President and Chief Executive Officer of International Barrier Corporation, a company formerly engaged in the manufacture of metal highway barriers and currently the holder of several highway barrier patents. From 1987 until 1991, Mr. Hurd was President and Chairman of Pacific Press & Shear, Inc., a hydraulic press and shear manufacturer.

     W. BENNETT COLLETT, JR. served as President of Freedom from 1988 to 1989; since August 1989, Mr. Collett has served Freedom as Executive Vice President. He has been a director of Freedom since its formation in 1985. He presently serves as Secretary and Treasurer of Holding. Mr. Collett has served as Executive Vice President, Secretary and as a director of FHC since its formation in July 1997. Mr. Collett is responsible for supervision of the Company's pari-mutuel activities (live jai-alai and ITW). Mr. Collett was appointed to the Company's Board of Directors on August 9, 1994. W. Bennett Collett, Jr. is the son of W. Bennett Collett.

     TIMOTHY L. HENSLEY has served Freedom since its formation in 1985 in various capacities, including as President, Executive Vice President and Treasurer and a director; he has served as Executive Vice President since 1988. Mr. Hensley was appointed to the Company's Board of Directors on February 27, 1997. Mr. Hensley has served as Executive Vice President, Treasurer and Chief Financial Officer of FHC since its formation in July 1997.

     GARY E. BOWMAN has served since July 15, 1996, as Vice President of Operations and Finance of Park Development Company, Murfreesboro, Tennessee, a residential and commercial real estate development company. From February 2, 1996 until July 11, 1996, Mr. Bowman served as a loan officer with Jefferson Banking Company, Louisville, Kentucky. From 1990 until February 1, 1996, Mr. Bowman served as a loan officer in Louisville, Kentucky for PNC Bank. From 1981 to 1990, Mr. Bowman served as a loan officer in Louisville, Kentucky, for Liberty National Bank and Trust Company.

     GEORGE W. GALLOWAY, JR. has been a self-employed physician since 1958 and most recently has served as the medical director of the emergency room at Kennestone Hospital in Marietta, Georgia.

     ROLAND M. HOWELL served in hotel management for over thirty years, and was an owner and operator of hotels in Florida for approximately twenty years before his retirement in 1969. He is currently a private investor, with investments primarily in municipal bonds, stocks, and real estate.

     The Company's Board of Directors had 7 meetings during 1996. The Board of Directors has no standing audit, nominating and compensation committees.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of the Company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To The Company's knowledge, based solely on a review of the copies of such reports and certain representations furnished to the Company, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

EXECUTIVE COMPENSATION

     The following table sets forth all cash compensation paid by the Company for the fiscal years ended December 31, 1996, 1995, and 1994 to W. Bennett Collett, the Company's chief executive officer on December 31, 1996. As set forth in the table, Mr. Collett has received no cash compensation from the Company from the time he began service as an executive officer on March 31, 1993 through December 31, 1995. The Company had no other executive officer as to whom the total cash and cash-equivalent remuneration from the Company exceeded $100,000 during fiscal 1996.

                          Summary Compensation Table
                          --------------------------
                                      Annual      Long Term
                                      Compens.    Compens.
                                      --------    ----------

Name and Principal       Fiscal                   Options/       All Other
   Position               Year        Salary      SARS (#)       Compensation
------------------       ------       ------      --------       ------------

W. Bennett Collett        1996       $390,000       - 0 -        $  - 0 -
 Chairman of the Board    1995         - 0 -      300,000           - 0 -
 and Chief Executive      1994         - 0 -       25,000           - 0 -
 Officer


     AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND YEAR-END OPTION VALUES

                                                  Number of      Value of
                                                  Securities     Unexercised
                                                  Underlying     In-the-Money
                                                  Unexercised    Options at
                                                  Options at     Fiscal Yr. End
                                                  Fiscal Year    ($)(1)
                                                  End (#)

             Shares Acquired       Value        Exercisable/     Exercisable/
Name         on Exercise (#)    Realized ($)    Unexercisable    Unexercisable
----         ---------------    ------------    -------------    -------------
W. Bennett        - 0 -            - 0 -         325,000/-0-         N/A
Collett

---------
     (1) Based on a per share closing price of $5.3125 at December 31, 1996, none of these options were in the money.

DIRECTOR COMPENSATION

     The Company currently pays its non-management directors, Gary E. Bowman, George W. Galloway, Jr., and Roland M. Howell a $500 monthly fee. W. Bennett Collett, W. Bennett Collett, Jr., Timothy L. Hensley and Robert L. Hurd receive no directors fees.

     On August 9, 1994, the Company adopted a Directors' Stock Option Plan pursuant to which each current and future director of the Company will receive an option to purchase 25,000 shares of Common Stock.

     On February 26, 1997, the Company adopted an additional Directors' Stock Option Plan that provides that every director will be granted an option to purchase 10,000 shares of common Stock for each full or partial year that such director served as such before January 1, 1997 and for each full year as a director after December 31, 1996.

INDEMNIFICATION

     Under Section 145 of the Delaware General Corporation Law ("DGCL"), the Company has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorney's fees, actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative, or investigative, to which any of them is a party by reason of his being a director or officer of the Company if it is determined that he acted in accordance with the applicable standard of conduct set forth in such statutory provisions. The Company's Bylaws provide that the Company shall indemnify each person who may be indemnified pursuant to Section 145, as amended from time to time (or any successor provision thereto), to the fullest extent permitted by Section 145. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Freedom, Holding and FHC may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Exchange Act. For information with respect to the ownership of stock in Freedom, Holding and FHC, see "Security Ownership of Certain Beneficial Owners and Management" elsewhere herein.

     On September 12, 1996, the Company consummated the purchase of notes (the "WJA Notes") of WJA Realty Limited Partnership ("WJA") from the Bank of Oklahoma, National Association ("BOK"). The WJA Notes totaled $20,728,826 (consisting of $16,887,907 principal and $3,840,919 accrued but unpaid interest), bearing interest at 9.25% on the principal and unpaid interest. The Company paid $2,000,000 in cash, issued 703,297 shares of the Company's Common Stock to BOK DPC Asset Holding Corporation, a wholly owned subsidiary of BOK, issued a promissory note in the original principal amount of $6,000,000 (the "BOK Note") to BOK bearing interest at New York Prime Rate, and issued a $1,000,000 original principal amount non-interest bearing promissory note to BOK in payment of a contingent liability relating to certain collections by the Company in excess of $12,000,000 on account of the WJA Notes. The terms of the transaction were determined based on arm's length negotiations. The Company failed to make payments in the aggregate amount of $413,629 due under the BOK
Note in October and November 1997. BOK has taken the position that the applicable rate of interest under the BOK Note increases to the Applicable Prime Rate, as defined, plus 5 percent, on December 15, 1997. BOK and the Company have agreed that such payments shall be made from the proceeds of the sale of certain real estate in Miami, Florida, which sale is scheduled to close in early January 1998.

     The WJA Notes were secured by real estate and improvements consisting of jai-alai and inter-track wagering facilities located at Miami, Tampa and Ocala, Florida. The Company entered into an Assets Purchase Agreement dated as of November 20, 1996 (the "Agreement") between the Company, Florida Gaming Centers, Inc. (the "Subsidiary"), and WJA, pursuant to which the Subsidiary (a wholly owned subsidiary of Company) agreed to acquire all of the tangible and intangible properties and assets owned by WJA. Upon the terms and subject to the conditions set forth in the Agreement, on December 31, 1996, with an effective date of January 1, 1997, the Company acquired WJA's jai-alai and inter-track wagering facilities located in Miami, Tampa and Ocala, Florida. The assets acquired have been combined with the Company's Ft. Pierce Jai-Alai and Inter-Track Wagering operations into the Subsidiary.

     The Company and Freedom entered into a Credit Line Agreement dated October 1, 1996, whereby the Company agreed to lend Freedom up to $2,000,000 at an annual interest rate of 2% above the prime rate, partially secured by Freedom's federal tax refunds receivable totaling approximately $600,000 through and for the year ended December 31, 1994, and certain real estate in Georgia. This line of credit superseded a $1,000,000 line of credit established on December 1, 1995. Principal and interest outstanding under the Credit Line Agreement were payable upon demand by the Company; the agreement did not provide for periodic payments of principal or interest.

     Pursuant to the Asset Purchase Agreement dated as of September 24, 1997, the Company purchased from Interstate Capital Corporation ("Interstate") certain unimproved properties and a residential real estate development called Tara Club Estates (collectively, the "Properties"), all of which are situated in Loganville, Walton County, Georgia. Interstate is a wholly owned subsidiary of Freedom. As consideration for the purchase, the Company paid Interstate the sum of $6,373,265, payable as follows: (i) the Company's assumption of $1,081,102 of first mortgage promissory notes to certain lenders secured by the Properties,
(ii) the Company's issuance of 2,084 shares of Series F 8% Convertible Preferred Stock at a stated value of $1,000 per share (convertible on the basis of 296.6689 shares of the Company's common stock for each $1,000 of stated value of the Preferred Stock), and (iii) the cancellation of $3,208,163 owed by Freedom to the Company in accordance with the Credit Line Agreement and otherwise. The transaction was approved by a Committee of the Board of Directors of the Company who do not have a direct financial interest in the transaction.

     On July 10, 1997, the Company issued to an unrelated party a $1,200,000 5% Cumulative Convertible Debenture due December 31, 1998 (the "Debenture"). The Debenture provided its holder with certain demand rights after December 31, 1997 to redeem part of the Debenture under certain circumstances (the "Demand Rights"). Freedom guaranteed the Demand Rights by pledging 300,000 shares of the Company's Common Stock pursuant to a Guaranty and Stock Pledge Agreement. The Company completed its redemption of the Debenture on December 5, 1997.

     Pursuant to a Stock Purchase Agreement, on March 31, 1993, the Company issued an aggregate of 699,480 shares of Common Stock and options for 2,030,000 shares of Common Stock to Freedom. On May 1, 1997, Freedom exercised options to purchase 300,000 shares of Common Stock at an exercise price of $1.25 per share. On August 1, 1997, Freedom exercised options to purchase 25,000 shares of Common Stock at an exercise price of $1.25 per share. On August 21, 1997, Freedom exercised options to purchase 100,000 shares of Common Stock at an exercise price of $1.25 per share. Freedom used its working capital to effect these purchases. Freedom retains an option to purchase 905,000 shares at an exercise price of $1.25 per share.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date concerning each stockholder known to the Company to own beneficially more than five percent of the outstanding Common Stock of the Company, and information regarding beneficial ownership of Common Stock, the Class B Common Stock of Freedom and the Common Stock of FHC by each director and executive officer, and all directors and executive officers as a group. Of the 1,652,480 shares of the Company's Common Stock currently held of record by Freedom, 1,100,000 shares have been pledged by Freedom to a bank to secure a $1,800,000 line of credit and the remaining shares have been pledged to other creditors. Freedom, Holding and FHC each may each be deemed to be a "parent" of the Company as such term is defined in the rules promulgated under the Securities Exchange Act of 1934. Holding is a wholly owned subsidiary of FHC. FHC's sole business currently is to hold shares of Holding. Holding's sole business currently is to hold shares of Freedom.


                                     THE COMPANY                      FREEDOM                  FHC CORPORATION
                                  -----------------------     -----------------------      -----------------------
Directors and                     Number of    Percent of     Number of     Percent of     Number of    Percent of
Executive Officers                Shares(1)     Class(2)      Shares(1)      Class(3)       Shares(1)    Class(4)
------------------                ---------     --------      ---------      --------       ---------    --------
W. B. Collett . . . . . . . . . 3,047,480(5)      43.7%       1,109,011(6)     95.0%        407.26(7)      73.5%
Robert L. Hurd. . . . . . . . .    66,000(8)       1.2%             ---          ---          54.3(9)       9.8%
W. B. Collett, Jr.. . . . . . .   215,000(10)      3.7%             ---          ---         87.94         15.9%
Timothy L. Hensley. . . . . . .    50,000(11)      0.9%             ---          ---          4.79          0.9%
Roland M. Howell. . . . . . . .   356,000(12)      6.3%             ---          ---           ---           ---
Gary E. Bowman. . . . . . . . .    55,500(13)      1.0%             ---          ---           ---           ---
George W. Galloway, Jr. . . . .    55,000(13)      1.0%             ---          ---           ---           ---
All current directors and
executive officers as a group
(7 persons) . . . . . . . . . . 3,844,980(14)     51.5%       1,109,011        95.0%         554.3          100%

5% Beneficial Owners
--------------------

Freedom Financial
Corporation(15) . . . . . . . . 2,557,480(16)     39.4%             N/A         N/A           N/A            N/A

BOK DPC Asset Holding
Corporation . . . . . . . . . .   703,297         12.6%             N/A         N/A           N/A            N/A
Bank of Oklahoma Tower
P.O. Box 2300
Tulsa, Oklahoma 74192

Roland M. and Dorothy V.Howell .  356,000(12)      6.3%             N/A         N/A           N/A            N/A
Plaza Venetia; Suite 22A-B
555 N.E. 15th Street
Miami, Florida 33132

Casino America, Inc. . . . . . .  343,373(17)      6.1%             N/A         N/A           N/A            N/A
711 Washington Loop
Biloxi, Mississippi  39530
------------------------------

(1) Based upon information furnished to the Company by the named person, and information contained in filings with the Securities and Exchange Commission (the "Commission"). Under the rules of the Commission, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or which the person has the right to acquire beneficial ownership within

     60 days. Unless otherwise indicated, the named persons have sole voting and investment power with respect to shares shown by them.

(2) Based on 5,586,940 shares outstanding as of the Record Date. Shares of Common Stock subject to options exercisable or preferred stock convertible within 60 days are deemed outstanding for computing the percentage of class of the person holding such options or preferred stock but are not deemed outstanding for computing the percentage of class for any other person.

(3) Based on 1,167,943 shares outstanding as of the Record Date. Class B Common Stock is the only class of Freedom's capital stock issued and outstanding.

(4)  Based on 554.3 shares outstanding as of the Record Date.

(5) Includes 2,557,480 shares beneficially owned by Freedom, including 905,000 shares which Freedom currently has the right to acquire. See Note 14. Mr. Collett may be deemed to beneficially own the shares held by Freedom, although he disclaims beneficial ownership of such shares. Includes 490,000 shares that Mr. Collett may purchase pursuant to exercisable options.

(6) Includes 1,109,011 shares owned by Holding. Mr. Collett may be deemed to beneficially own the shares held by Holding, although he disclaims beneficial ownership of such shares.

(7) Includes 88 shares owned by Mr. Collett's former spouse for which he has sole voting power, but no power of disposition.

(8) Includes 1,000 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner. Includes 65,000 shares that Mr. Hurd may purchase pursuant to exercisable options.

(9) Includes 54.3 shares owned by the Hurd Family Partnership, L.P., of which Mr. Hurd is general partner.

(10) Includes 215,000 shares that may be purchased pursuant to options.

(11) Includes 50,000 shares that may be purchased pursuant to options.

(12) Of the 356,000 shares, Mr. and Mrs. Howell own 156,000 shares as joint tenants and share voting and investment power, Mr. Howell owns 55,000 shares individually (including options for 45,000 shares) and retains sole voting and investment power with respect to these shares, and Mrs. Howell owns 145,000 shares individually and retains sole voting and investment power with respect to these shares.

(13) Includes 55,000 shares that may be purchased pursuant to options.

(14) Includes 1,880,000 shares which may be acquired by all directors and executive officers as a group pursuant to options, including options for 905,000 shares owned by Freedom. See Note 5.

(15) The address of Freedom Financial Corporation, Holding, and FHC is 2669 Charlestown Road, New Albany, Indiana 47150. The business address of W. B. Collett is 1750 South Kings Highway, Fort Pierce, Florida 34945-3099.

(16) Includes 905,000 shares which Freedom currently has the right to acquire. See also Note 15.

(17) Casino America, Inc. owns 25,753 shares of Freedom's 7% Series AA Mandatorily Redeemable Preferred Stock (the "Freedom Preferred Stock"). Until October 4, 1999, the Freedom Preferred Stock is convertible into 171,686 shares of the Company's Common Stock owned by Freedom if at the time of conversion Florida law permits casino style gaming at the Fronton and 343,373 shares if at the time of conversion Florida law does not permit casino style gaming at the Fronton.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     King & Company PSC, serves as the Company's independent public accountants and audited the Company's financial statements for the fiscal year ending December 31, 1996, following the engagement of King & Company PSC, on January 9, 1995. It is anticipated that a representative of King & Company PSC, will be present at the Annual Meeting, will have an opportunity to make a statement should he desire to do so, and will be available to respond to appropriate questions.

     For the past several years, Arthur Andersen & Co. has been engaged by the Company to audit the Company's financial statements. On January 9, 1995, the Company dismissed Arthur Andersen & Co. Arthur Andersen & Co's accountant's reports on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Arthur Andersen & Co. and to engage other accountants was approved by the Company's Board of Directors. During the Company's two most recent fiscal years and the interim period preceding the dismissal of Arthur Andersen & Co., there were no disagreements between the Company and Arthur Andersen & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen & Co., would have caused Arthur Andersen & Co. to make a reference to the subject matter of the disagreement in connection with its reports.

                            EXPENSES OF SOLICITATION

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names. Solicitation may be undertaken by mail, telephone and personal contact by directors, officers and employees of the Company without additional compensation.

                 STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company on or before August 17, 1998, to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting.

                                OTHER INFORMATION

     Management does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the meeting. As to any other matter or proposal that may properly come before the meeting, it is intended that proxies solicited will be voted in accordance with the discretion of the proxy holders. The form of proxy and the proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996, WITHOUT EXHIBITS, IS BEING DELIVERED WITH THIS PROXY STATEMENT AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO: TIMOTHY L. HENSLEY, FLORIDA GAMING CORPORATION, 3500 N.W. 37TH AVENUE, MIAMI, FLORIDA 33142.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 FLORIDA GAMING CORPORATION (THE "CORPORATION")

    The undersigned hereby appoints Robert L. Hurd and W.B. Collett, Jr., or either of them (with full power to act alone), as proxies, with the Corporation's Chief Executive Officer retaining the power of substitution should either of them be unable to serve, to represent and to vote all of the stock of the Corporation held of record or which the undersigned is otherwise entitled to vote, at the close of business on November 6, 1997, at the 1997 Annual Meeting of Stockholders to be held at Miami Jai-Alai, 3500 N.W. 37th Avenue, Miami, Florida, on December 30, 1997, at 12:00 noon, local time, and at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

1.         ELECTION OF DIRECTORS
           / / FOR all nominees listed below      / / WITHHOLD AUTHORITY to
           (except as marked to the contrary      vote for all nominees listed
           below)                                 below

          W. Bennett Collett, Gary E. Bowman, W. Bennett Collett, Jr.,
  George W. Galloway, Jr., Timothy L. Hensley, Roland M. Howell, and Robert L.
                                      Hurd

   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES,
                  WRITE THE NOMINEE'S NAME ON THE LINE BELOW)
                                        ________________________________________

2.         PROPOSAL TO RATIFY THE APPOINTMENT OF KING & COMPANY PSC AS INDEPENDENT ACCOUNTANTS OF THE
           CORPORATION TO SERVE FOR 1997.
      / / FOR         / / AGAINST         / / ABSTAIN

                                        ________________________________________

3.         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED AND IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT. IF NO INSTRUCTION IS INDICATED, THIS SIGNED AND DATED PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES LISTED IN ITEM 1 AND "FOR" ITEM 2.

                                                                       Signature
                                                                       Additional signature, if held jointly
                                                                       Dated , 1997
                                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                       PROMPTLY USING THE ENCLOSED ENVELOPE
                                                                       Please sign exactly as name appears at left.
                                                                       When shares are held by joint tenants, both
                                                                       should sign. When signing as attorney,
                                                                       executor, administrator, trustee or guardian,
                                                                       please give full title as such. If a
                                                                       corporation, please sign in full corporate
                                                                       name by President or other authorized
                                                                       officer. If a partnership, please sign in
                                                                       partnership name by authorized person.